BY-LAWS

OF

PIONEER FLOATING RATE TRUST

(As amended and restated as of November 24, 2020)

ARTICLE I

DEFINITIONS

All capitalized terms not defined herein have the respective meanings given them in the Agreement and Declaration of Trust of Pioneer Floating Rate Trust dated October 6, 2004, as may be amended or restated from time to time (the “Declaration of Trust”).

ARTICLE II

OFFICES

Section 1. Principal Office. Until changed by the Trustees, the principal office of the Trust shall be in Boston, Massachusetts.

Section 2. Other Offices. The Trust may have offices in such other places without as well as within the State of Delaware as the Trustees may from time to time determine.

Section 3. Registered Office and Registered Agent. The registered office of the Trust in the State of Delaware is located at 1201 North Market Street, Floor 18, P.O. Box 1347, Wilmington, County of New Castle, 19801. The name of the registered agent of the Trust for service of process at such location is Delaware Corporation Organizers, Inc.

ARTICLE III

SHAREHOLDERS

Section 1. Annual Meetings. Annual meetings of the Shareholders of the Trust or a Series or Class thereof shall be held on such date and at such place within or without the State of Delaware (including by means of remote communication in accordance with Section 12) as the Trustees shall designate.

Section 2. Special Meetings.

(a) Special meetings of the Shareholders may be called at any time by the Chair, the President or the Trustees. Subject to subsection (c) of this Section 2, a special meeting of Shareholders shall also be called by the Secretary of the Trust upon the written request of the Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

(b) Any Shareholder of record seeking to have Shareholders request a special meeting, or to take action without a meeting as provided in Section 11, shall, by sending a written notice to the Secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Trustees to fix a record date to determine the Shareholders entitled to request a special meeting (the “Requested Record Date”). The Record Date Request Notice shall:

(i) set forth the purpose of the meeting or the action to be taken without a meeting, which must be to act on a proposal upon which, or take an action as to which, the requesting Shareholder(s) are entitled to vote;

(ii) be signed by each requesting Shareholder of record as of the date of signature (or its duly authorized agent);

(iii) bear the date of signature of each such Shareholder (or other duly authorized agent); and

(iv) set forth all information relating to each such requesting Shareholder that must be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or would otherwise be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the proposed business to be brought before the meeting, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-8 thereunder.

Upon receiving the Record Date Request Notice, the Trustees may fix a Requested Record Date. The Requested Record Date shall not precede and shall not be more than ten (10) days after the close of business on the date on which the resolution fixing the Requested Record Date is adopted by the Trustees. If the Trustees, within thirty (30) days after the date on which a valid Record Date Request Notice is received, fail to adopt a resolution fixing the Requested Record Date and make a public announcement of such Requested Record Date, the Requested Record Date shall be the close of business on the 30th day after the first date on which the Record Date Request Notice is received by the Secretary (or, if such 30th day is not a Business Day, on the next following Business Day).

(c) In order for any Shareholder to request a special meeting, one or more written requests for a special meeting signed by Shareholders of record (or their duly authorized agents) as of the Requested Record Date entitled to cast not less than a majority (the “Special Meeting Percentage”) of all of the votes entitled to be cast at such meeting (the “Special Meeting Request”) shall be delivered to the Secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the Secretary), shall bear the date of signature of each such Shareholder (or other duly authorized agent) signing the Special Meeting Request, shall set forth the name and address, as they appear in the Trust’s books, of each Shareholder signing such request (or on whose behalf the Special Meeting Request is signed) and the class and number of Shares of the Trust which are owned of record and beneficially by each such Shareholder, shall be sent to the Secretary by registered mail, return receipt requested, and shall be received by the Secretary within sixty (60) days after the Requested Record Date. Any requesting Shareholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

(d) The Secretary shall inform the requesting Shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Trust’s proxy materials). The Secretary shall not be required to call a special meeting upon Shareholder request and such meeting shall not be held unless, in addition to the other requirements of this Section 2, the Secretary receives payment of such reasonably estimated costs prior to the mailing of any notice of the meeting.

(e) Except as provided in the next sentence, any special meeting shall be held at such place (including by means of remote communication in accordance with Section 12), date and time as may be designated by the President, Chair or Trustees, whoever has called the meeting. In the case of any special meeting called by the Secretary upon the request of Shareholders (a “Shareholder Requested Meeting”), such meeting shall be held at such place (or by means of remote communication in accordance with Section 12), date and time as may be designated by the Trustees; provided, however, that the date of any Shareholder Requested Meeting shall be not more than one hundred and twenty (120) days after the record date for such meeting (without regard to any adjournment or postponements thereof) (the “Meeting Record Date”); and provided further that if the Trustees fail to designate, within thirty (30) days after the date that a valid Special Meeting Request is actually received by the Secretary (the “Delivery Date”), a date and time for a Shareholder Requested Meeting, then such meeting shall be held at 2:00 p.m. Eastern Time on the 120 th day after the Delivery Date or, if such 120th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Trustees fail to designate a place for a Shareholder Requested Meeting within thirty (30) days after the Delivery Date (or determine that such meeting shall be held by remote communication in accordance with Section 12), then such meeting shall be held at the principal executive offices of the Trust. In fixing a date for any special meeting, the President, Chair or Trustees may consider such factors as he, she, or they deem(s) relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for a meeting and any plan of the Trustees to call an annual meeting or a special meeting. In the case of any Shareholder Requested Meeting, if the Trustees fail to fix a Meeting Record Date that is a date within thirty (30) days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date (unless such 30th day is not a Business Day, in which case the Meeting Record Date shall be the following Business Day).

(f) If at any time as a result of written revocations of requests for the special meeting, Shareholders of record (or their duly authorized agents) as of the Requested Record Date or Meeting Record Date entitled to cast less than the Special Meeting Percentage shall have delivered and not revoked requests for a special meeting, (i) the Secretary may refrain from delivering the notice of the special meeting and send to all requesting Shareholders who have not revoked such requests written notice of such revocations and written notice that the Trust intends to not deliver notice of the special meeting, or (ii) if the notice of the special meeting has been delivered and if the Secretary first sends to all requesting Shareholders who have not revoked such requests written notice of such revocations and written notice of the Trust’s intention to revoke the notice of the special meeting or for the chair of the special meeting to adjourn the special meeting without action on the matter, (A) the Secretary may revoke the notice of the special meeting at any time at least ten (10) days prior to such special meeting or (B) the chair of the special meeting may call the meeting to order and adjourn the special meeting without acting on the matter. Any request for a special meeting received after a revocation by the Secretary of a notice of a special meeting shall be considered a request for a new special meeting.

(g) The Chair, the President or the Trustees may appoint regionally or nationally recognized independent inspectors of elections (“Inspectors of Election”) to act as the agent of the Trust for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the Inspectors of Election to perform such review, no such purported Special Meeting Request shall be deemed to have been delivered to the Secretary until the earlier of (i) five (5) Business Days after the Delivery Date of such purported Special Meeting Request and (ii) such date as the Inspectors of Election certify to the Trust that the valid requests received by the Secretary represent at least a majority of all the votes that would be entitled to be cast at such meeting. Nothing contained in this paragraph (g) shall in any way be construed to suggest or imply that the Trust or any Shareholder shall not be entitled to contest the validity of any request, whether during or after such five (5) Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(h) No business shall be conducted at a special meeting of the Shareholders except such business as shall be set forth in the Trust’s notice of meeting, in accordance with the procedures set forth in this Section 2 and in compliance with Section 4 and Section 7 of these By-Laws. If the chair of a special meeting determines that proposed business was not properly brought before such meeting in accordance with this Section 2(h), the chair of the meeting shall declare to the meeting that the proposed business was not properly brought before the meeting and such proposed business shall not be transacted; provided, however, that such proposed business shall not be presumed to be valid in the absence of such a declaration. Determinations of the chair of a meeting pursuant to this Section 2(h) shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

Section 3. Business Day. For purposes of these By-laws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

Section 4. Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place (or that the meeting is to be held in accordance with Section 12 hereof) and purposes of the meeting, shall be given by the Secretary or the Trustees in accordance with Section 13 hereof at least seven (7) days and not more than one hundred and twenty (120) days before the date for the meeting set forth in such notice, provided, however, that notice of a meeting need not be given to a Shareholder to whom such notice need not be given under the proxy rules of the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Exchange Act; and provided, further, that notice of any Shareholder Requested Meeting shall be provided in a manner and time consistent with Section 2(e). Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned or postponed meeting may be held as adjourned or postponed without further notice if the date, time and place (or that the meeting is to be held in accordance with Section 12 hereof) of the adjourned or postponed meeting were announced at the time of the adjournment or postponement, or in the case of postponement announced in accordance with Section 12 hereof, even if the date of such adjourned or postponed meeting is more than 120 days after the date set for the original meeting.

Section 5. Record Date for Meetings and Other Purposes. Except as provided in Section 2, for the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding thirty (30) days, as the Trustees may determine; or without closing the transfer books the Trustees may, or may authorize the officers to, fix a date which shall not be more than one hundred and twenty (120) days before the date set for any meeting of Shareholders (without regard to any adjournment or postponements thereof) or more than ninety (90) days prior to the date of any distribution or other action, as the case may be, as a record date for the determination of the persons to be treated as Shareholders of the Trust having the right to notice of and to vote at such meeting and any adjournments or postponements thereof or the right to receive such distribution or for any other action, except for dividend payments which shall be governed by the Declaration of Trust.

Section 6. Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. In connection with the solicitation of proxies by the Trustees, a Shareholder may give instructions through telephonic or electronic methods of communication or via the Internet for another person to execute his or her proxy, if in each case such method has been authorized by the Trust by its officers, and pursuant in each case to procedures established or approved by the officers of the Trust or agents employed by the Trust for such purpose as reasonably designed to verify that such instructions have been authorized by such Shareholder; and the placing of a Shareholder’s name on a proxy pursuant to such instructions shall constitute execution of such proxy by or on behalf of such Shareholder. Proxies may also be submitted via facsimile if such method has been authorized by the Trust by its officers, and pursuant to procedures established or approved by the officers of the Trust or agents employed by the Trust for such purpose. Proxies may be solicited in the name of one or more Trustees and/or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Without limiting their power to designate otherwise, the Trustees have established in the Declaration of Trust that each whole Share shall be entitled to one vote as to any matter on which it is entitled by the Declaration of Trust to vote and fractional Shares shall be entitled to a proportionate fractional vote on any matter submitted to a vote of Shareholders. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share, but shall be counted as present at the meeting for all other purposes. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, such Share may be voted by such holder’s guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponement or adjournment of a meeting, and no proxy shall be valid after eleven months from its date. A Shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at a meeting or any adjournment or postponement thereof if such revocation or withdrawal is properly received prior to the vote on that matter, by delivering a duly executed proxy bearing a later date or by attending the meeting or the adjournment or postponement thereof and voting in person on the matter or matters.

Section 7. Nominations and Proposals by Shareholders.

(a) Annual Meetings of Shareholders.

(i) Nominations of persons for election as a Trustee and the proposal of business to be considered by the Shareholders may be made at an annual meeting of Shareholders (A) pursuant to the Trust’s notice of meeting, (B) by or at the direction of the Trustees or (C) by any Shareholder of the Trust who was a Shareholder of record both at the time of giving of the Shareholder Notice provided for in this Section 7(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 7(a).

(ii) In addition to complying with any other requirements under all applicable federal and state laws, including the Exchange Act and the rules and regulations thereunder, and the Declaration of Trust and these By-Laws, for nominations for election to the Trustees or other business to be properly brought before an annual meeting by a Shareholder pursuant to this Section 7(a), the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust and such other business must otherwise be a proper matter for action by Shareholders (a “Shareholder Notice”). To be timely, a Shareholder Notice must be delivered to the Secretary at the principal executive office of the Trust by not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, the Shareholder Notice must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Trust. In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a Shareholder Notice as described above. If a Shareholder of record is entitled to vote only for a specific class or category of Trustees at a meeting (annual or special), such Shareholder’s right to nominate one or more individuals for election as a Trustee at the meeting shall be limited to such class or category of Trustees.

(iii) Any Shareholder desiring to nominate any person or persons (as the case may be) for election as a Trustee or Trustees of the Trust (each a “Proposed Nominee”) shall deliver, as part of such Shareholder Notice, a statement in writing setting forth with respect to each Proposed Nominee:

(A) the name, age, date of birth, business address and residence address of the Proposed Nominee;

(B) the class and number of Shares of the Trust that are beneficially owned or owned of record by the Proposed Nominee and each Proposed Nominee Associate of such Proposed Nominee, the date(s) such Shares were acquired and the investment intent of such acquisition;

(C) the name of each nominee holder of Shares owned beneficially but not of record by the Proposed Nominee and each Proposed Nominee Associate of such Proposed Nominee, and the number of Shares held by each such nominee holder;

(D) all other information relating to the Proposed Nominee that is required to be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision thereto) under the Exchange Act (including the Proposed Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected);

(E) a representation that the Proposed Nominee is not and will not be an “interested person” of the Trust (as defined in the 1940 Act), and information regarding the Proposed Nominee that will be sufficient, in the discretion of the Trustees, for the Trust to confirm such representation;

(F) a representation that the Proposed Nominee meets all applicable legal requirements relevant to service as a Trustee, including, but not limited to, the rules adopted by the principal listing exchange (if any) upon which Shares are listed, Rule 10A-3 under the Exchange Act (or any successor provision thereto), Article 2-01 of Regulation S-X under the Exchange Act with respect to the Trust’s independent registered public accounting firm (or any successor provision thereto) and any other criteria established by the 1940 Act related to service as a trustee of a management investment company or the permitted composition of the board of trustees of a management investment company, together with information regarding such Proposed Nominee that will be sufficient, in the discretion of the Trustees, to confirm such representation;

(G) whether the Proposed Nominee or the nominating Shareholder has received any financial assistance, funding or other consideration from any Proposed Nominee Associate of such Proposed Nominee and the details thereof;

(H) a description of all agreements, arrangements and understandings (whether written or oral) and relationships between or among the Proposed Nominee or each Proposed Nominee Associate of such Proposed Nominee and (1) the nominating Shareholder or any Shareholder Associate, including agreements, arrangements or understandings related to such nomination, including with respect to the voting on any matters to come before the Trustees or any anticipated benefit therefrom to such Proposed Nominee and each Proposed Nominee Associate of such Proposed Nominee and (2) any other Person or Persons known to such Proposed Nominee or any Proposed Nominee Associate of such Proposed Nominee to have a material interest in such nomination; and

(I) a description of any hedging, derivative, swap or other transaction (including any short position or any borrowing or lending of Shares) that has been entered into with respect to the Trust or its Shares within the past six months by, or is in effect with respect to, the Proposed Nominee, any Proposed Nominee Associate, the nominating Shareholder, or any Shareholder Associate, the effect or intent of which transaction is to mitigate loss or manage risk or benefit relating to share price changes for, or to increase or decrease the voting power of, the Proposed Nominee, any such Proposed Nominee Associate, the nominating Shareholder or Shareholder Associate.

(iv) In addition, with respect to each Proposed Nominee:

(A) The Proposed Nominee and/or each nominating Shareholder shall furnish any other information as the Trustees may reasonably request regarding any such Proposed Nominee and/or such nominating Shareholder, and such other information shall be received by the Secretary at the principal executive offices of the Trust not later than seven (7) calendar days after the first request by or on behalf of the Trustees for such other information was sent to such Shareholder, group of Shareholders or Proposed Nominee. Any request for any such other information that is not answered in a reasonably complete, accurate, diligent and good faith manner, or that is not timely received by the Trust in accordance with this Section 7(a)(iv)(A), will render the nomination ineffective for failure to satisfy the requirements of these By-Laws. If the same request for such other information is sent to multiple Persons, then the earliest such date and time on which such request for information was sent shall apply for the purpose of determining compliance with this Section 7(a)(iv)(A).

(B) Without limiting the foregoing, the Proposed Nominee shall, as required by the Trustees, complete and duly execute a questionnaire (which questionnaire shall be provided by the Trust and designed to obtain information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a trustee in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision thereto) under the Exchange Act, would be required pursuant to the rules of any national securities exchange on which any Shares of the Trust are listed or over-the-counter market on which any securities of the Trust are traded, or would be necessary to comply with legal and regulatory requirements applicable to the Trust) (the “Questionnaire”). Any Questionnaire that is not completed in a reasonably complete, diligent, accurate and good faith manner, or that is not duly executed and received by the Secretary of the Trust at the principal executive offices of the Trust not later than seven (7) calendar days after the Trustees or its designee first sends the Questionnaire to such Proposed Nominee, will render the nomination ineffective for failure to satisfy the requirements of these By-Laws.

(C) The Proposed Nominee shall, as required by the Trustees, sit for an interview with one or more Trustees or their representatives, which interview may, in the discretion of the Trustees be conducted by means of remote communication. Refusal by a Proposed Nominee to participate in such interview will render the nomination ineffective for failure to satisfy the requirements of these By-Laws.

(D) The Proposed Nominee shall, as required by the Trustees, consent to and cooperate with a background screening conducted by a background screening company selected by the Trustees with experience in conducting background screenings of public company directors. Refusal by a Proposed Nominee to cooperate with such a background screening will render the nomination ineffective for failure to satisfy the requirements of these By-Laws.

(v) Without limiting the foregoing, any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before a Shareholder meeting (whether or not involving nominees for Trustees) shall deliver, as part of such Shareholder Notice:

(A) a description and the text of the proposal to be presented (including the text of any resolutions proposed for consideration); a written statement of the reasons why such Shareholder favors the proposal of the business and any material interest in such business of such Shareholder (including any anticipated benefit to the Shareholder therefrom) and of each Shareholder Associate, if any, on whose behalf the proposal is made;

(B) whether such Shareholder has received any financial assistance, funding or other consideration from any Shareholder Associate in respect of the proposal and the details thereof;

(C) a description of all agreements, arrangements and understandings (whether written or oral) and relationships with respect to the nomination or proposal between or among such Shareholder, any Shareholder Associate, and any other Person or Persons (including their names) in connection with the proposal of such business, and any material interest of such Person in such business, including any anticipated benefit therefrom to such Person;

(D) a description of any hedging, derivative, swap or other transaction (including any short position or any borrowing or lending of Shares) that has been entered into with respect to the Trust or its Shares within the past six months by, or is in effect with respect to, such Shareholder or any Shareholder Associate, the effect or intent of which transaction is to mitigate loss or manage risk or benefit relating to share price changes for, or to increase or decrease the voting power of, such Shareholder or Shareholder Associate with respect to the Shares of the Trust;

(E) a description of all commercial and professional relationships and transactions between or among such Shareholder and its Shareholder Associates, and any other Person or Persons known to such Shareholder or any such Shareholder Associates to have a material interest in the matter that is the subject of such notice;

(F) a general description of whether, and to what extent, such Shareholder or any of its Shareholder Associates has engaged in the type of transactions described in clause (D) of this Section 7(a)(v) with respect to shares of stock or other equity interests of any other company;

(G) a representation whether the Shareholder intends or is part of a group which intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Trust’s Outstanding Shares required to elect a Proposed Nominee and/or approve or adopt the proposal with respect to which the proxy statement is being distributed and/or (2) otherwise solicit proxies from Shareholders in support of such nomination and/or proposal; and

(H) as to the Shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such Shareholder, as they appear on the Trust’s stock ledger and current name and address, if different, and of such beneficial owner, and (y) the class and number of Shares of the Trust which are owned beneficially and of record by such Shareholder and such beneficial owner.

(vi) For a Shareholder Notice to comply with the requirements of this Section 7, each of the requirements of this Section 7 shall be directly and expressly responded to and such Shareholder Notice must clearly indicate and expressly reference, for all information disclosed in the Shareholder Notice, the provisions of this Section 7 for which such information is provided.

(vii) If information submitted pursuant to this Section 7 by a Shareholder providing a Shareholder Notice or by a Proposed Nominee shall become incomplete or inaccurate in any way, such Shareholder or Proposed Nominee shall notify the Trust in writing of any inaccuracy or change and update and supplement such information to cause it to be complete and accurate within seven (7) calendar days of becoming aware of such inaccuracy. If a Shareholder or Proposed Nominee fails to provide such written notification and update within such period, the information that was or becomes inaccurate shall be deemed not to have been provided in accordance with this Section 7 and, accordingly, will render the Shareholder Notice ineffective for failure to satisfy the requirements of these By-Laws.

(viii) Upon written request by the Secretary of the Trust or the Trustees, a Shareholder providing a Shareholder Notice and each Proposed Nominee shall provide, within seven (7) calendar days of the sending of such request, a written certification of the accuracy of all information submitted by the Shareholder or such Proposed Nominee pursuant to this Section 7 (as updated or supplemented pursuant to paragraph (vii)) as of the date of such written request. Failure to provide such written certificate in a timely manner will render the Shareholder Notice ineffective for failure to satisfy the requirements of these By-Laws.

(ix) Within seven (7) calendar days after the record date for determining the Shareholders entitled to receive notice of the annual meeting of Shareholders, a Shareholder providing a Shareholder Notice and each Proposed Nominee shall provide a written certification of the accuracy of all information submitted by the Shareholder or such Proposed Nominee pursuant to this Section 7 (as updated or supplemented pursuant to paragraph (vii) of this Section 7(a)) as of the record date. Failure to provide such written certificate in a timely manner will render the Shareholder Notice ineffective for failure to satisfy the requirements of these By-Laws.

(x) The notice requirements of this Section 7 shall be deemed satisfied by a Shareholder with respect to business other than a nomination if the Shareholder has notified the Trust in compliance with Rule 14a-8 promulgated under the Exchange Act (or any successor provision thereto) of his, her or its intention to present a proposal upon which such Shareholder is entitled to vote at a meeting of Shareholders and such Shareholder’s proposal has been included in a proxy statement that has been prepared by the Trust to solicit proxies for such annual or special meeting. Nothing in this Section 7(a)(x) shall limit the Trust’s ability to exclude such a proposal in accordance with Rule 14a-8 (or any successor provision thereto).

(xi) In no event shall an adjournment or postponement (or a public announcement thereof) of a meeting of Shareholders commence a new time period (or extend any time period) for the giving of notice as provided in this Section 7.

(xii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 7 to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement by the Trust of such action or specifying the size of the increased Trustees at least one hundred (100) days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, a Shareholder’s notice required by this Section 7(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Trust not later than the close of business on the 10th day immediately following the day on which such public announcement is first made by the Trust.

(b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust’s notice of meeting. Nominations of persons for election as Trustees may be made at a special meeting of Shareholders at which trustees are to be elected (i) pursuant to the Trust’s notice of meeting, (ii) by or at the direction of the Trustees or (iii) provided that the Trustees have determined that trustees shall be elected at such special meeting, by any Shareholder of the Trust who is a Shareholder of record both at the time of giving of notice provided for in this Section 7(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 7(b). In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more Trustees, any such Shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust’s notice of meeting, if the Shareholder’s notice containing the information required by paragraph (a) of this Section 7 shall have been delivered to the Secretary at the principal executive offices of the Trust not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Trustees to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a Shareholder’s notice as described above.

(c) General. Only such persons who are nominated in accordance with the procedures set forth in this Section 7 shall be eligible to serve as trustee, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 7. The chair of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 7 and, if any proposed nomination or other business is not in compliance with this Section 7, to declare that such nomination or proposal shall be disregarded, provided, however, that such nomination or proposal shall not be presumed to be valid in the absence of such a declaration. Determinations by the Trustees or the chair of a meeting of Shareholders with respect to the compliance of any proposed nomination or business and/or any information submitted to the Trust by a Shareholder or Proposed Nominee pursuant to this Section 7 shall be final and binding unless determined by a court of competent jurisdiction to have been made in bad faith.

(d) Definitions. For purposes of this Section 7:

(i) Shares “beneficially owned” by a person shall mean all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

(ii) The “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of trustees.

(iii) A “Proposed Nominee Associate” of any Proposed Nominee shall mean (A) any person acting in concert with such Proposed Nominee, (B) any person from whom the Proposed Nominee or the nominating Shareholder has received any financial assistance, funding or other consideration in respect of the nomination, (C) any beneficial owner of Shares of the Trust owned of record or beneficially by such Proposed Nominee (other than a Shareholder that is a depositary) and (D) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Proposed Nominee or such Proposed Nominee Associate.

(ii) A “public announcement” shall mean disclosure (A) in a press release either transmitted to the principal securities exchange on which Shares of the Trust’s common stock are traded or reported by a recognized news service or (B) in a document publicly filed by the Trust with the Commission.

(v) A “Shareholder Associate” of any Shareholder shall mean (A) any person acting in concert with such Shareholder, (B) any person from whom the Shareholder has received financial assistance, funding or other consideration in respect of a proposal, (C) any beneficial owner of Shares of the Trust owned of record or beneficially by such Shareholder (other than a Shareholder that is a depositary) and (D) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Shareholder or such Shareholder Associate.

(e) Compliance with State and Federal Law. Notwithstanding the foregoing provisions of this Section 7, and in addition to the requirements thereof, a Shareholder shall also have timely complied and be in compliance with all applicable requirements of state law and of the 1940 Act and the Exchange Act and the rules and regulations thereunder with respect to the acquisition, holding or voting of Shares, the disclosure of beneficial ownership of Shares or changes therein, the disclosure of any intention to make any proposals with respect to the Trust or that would affect the management or control of the Trust, all other required disclosures, and the solicitation of proxies or written consents, or otherwise related to the matters set forth in this Section 7. Nothing in this Section 7 shall be deemed to affect any right of a Shareholder to request inclusion of a proposal in, nor the right of the Trust to omit a proposal from, the Trust’s proxy statement pursuant to Rule 14a-8 (or any successor provision thereto) under the Exchange Act.

Section 8. Quorum and Abstentions. Outstanding Shares represented in person or by proxy (including Shares which abstain or do not vote with respect to one or more of any proposals presented for Shareholder approval) will be counted for purposes of determining whether a quorum is present at a meeting. Abstentions will be treated as Shares that are present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal.

Section 9. Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Delaware statutory trust. The Trust may satisfy a Shareholder’s right to inspect records of the Trust by furnishing to the Shareholder copies by photocopy or other means chosen by the Trust, including copies furnished through an electronic transmission or by directing the Shareholder to a publicly accessible website, if available, where copies of any such records are available electronically. The Trust may impose a reasonable charge, covering the costs of labor, material, transmission and delivery, for copies of any documents provided to a Shareholder, which charge shall not exceed the estimated cost of production, reproduction, transmission or delivery of the records. The Trust may impose reasonable restrictions on the use or distribution of records by the demanding Shareholder, including by requiring the Shareholder to enter into a confidentiality agreement on terms acceptable to the Trustees in their sole discretion. Any determinations made by the Trustees related to a Shareholder’s request to inspect the Trust’s books and records pursuant to this Section 9, including, but not limited to, (a) whether such demand is made in good faith and for a proper purpose, (b) whether the records requested are directly connected with such purpose, (c) whether disclosure of the records sought would adversely affect the Trust in the conduct of its business or (d) whether the records sought constitute material non-public information, shall be conclusive and any Shareholder challenging such determination shall have the burden of proving that the Trustees acted in bad faith in making any such determination.

Section 10. Required Vote for Election of Trustees. The election of any one or more Trustees shall require the affirmative vote in person or by proxy of a majority of the Shares outstanding and entitled to vote with respect to the election of Trustees; provided, however, that if the Declaration (including any terms of a class of preferred Shares) or applicable law require that the Shareholders of a specific Class elect one or more Trustees, such Trustees shall be elected by the affirmative vote of a majority of the outstanding Shares of such Class.

Section 11. Action Without Meeting. An action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting by written action signed by all Shareholders entitled to vote on that action. The written action is effective when it has been signed by all such Shareholders, unless a different effective time is provided in the written action. A written action shall be treated for all purposes as a vote taken at a meeting of Shareholders. In order that the Trust may determine the Shareholders entitled to consent to an action in writing without a meeting, the Trustees may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Trustees, and which date shall not be more than ten (10) days after the close of business on the date on which the resolution fixing the record is adopted by the Trustees. Any Shareholder seeking to have the Shareholders take an action without a meeting of the Shareholders shall make a Record Date Request Notice as provided in Section 2(b) hereof. In the event of the delivery, as provided in this Section 11, to the Trust of written consents to take action, the Trust may, as determined by the Trustees in their sole discretion, engage an Inspector of Election for the purpose of performing promptly a ministerial review of the validity of the consents. If an Inspector of Election is engaged by the Trust for the purpose of reviewing the validity of written consents, no action by such written consents and without a meeting shall be effective until such Inspector of Election has completed its review, determined that the requisite number of valid and unrevoked consents delivered to the Trust in accordance with this Section 11 have been obtained to authorize or take such action specified in the consents, and certified such determination for entry in the records of the Trust.

Section 12. Virtual Meetings. Notwithstanding anything to the contrary in these By-laws, the President, Chair or Trustees, whoever of them has called the meeting, or the Trustees in the case of a Shareholder Requested Meeting, may determine at any time, including, without limitation, after the calling of any meeting of Shareholders, that any meeting of Shareholders be held solely by means of remote communication or both at a physical location and by means of remote communication, at either the date of the time previously set for such meeting or at a later date and time. Notwithstanding anything to the contrary in these By-laws, if it is determined after notice of the meeting has been sent to Shareholders that participation by Shareholders in the meeting shall or may be conducted by means of remote communication or shall be held at later date and time, announcement thereof may be made at any time by press release or any other means of public communication not prohibited by law. Shareholders and proxy holders entitled to be present and to vote at a meeting to be held in whole or in part by remote communication that are not physically present at such a meeting but participate by means of remote communication shall be considered present in person for all purposes under these By-laws and may vote at such a meeting. Subject to any guidelines and procedures that the Board may adopt, any meeting at which Shareholders or proxy holders are permitted to participate by means of remote communication shall be conducted in accordance with the following, unless otherwise permitted by applicable law or regulation, including any exemptive, interpretive or other relief (including no-action relief) or guidance issued by the Commission or the Staff of the Commission:

(i) The Trust shall implement reasonable measures to verify that each person considered present and authorized to vote at the meeting by means of remote communication is a Shareholders or proxy holder.

(ii) The Trust shall implement reasonable measures to provide the Shareholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with the proceedings.

(iii) In the event any Shareholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of the vote or other action shall be maintained by the Trust.

Section 13. Communications with Shareholders. Any notices, reports, statements or other communications with Shareholders of any kind required under the Declaration, these By-Laws or applicable law may be sent, delivered or made available by mail or other carrier, in person, by email or other electronic communication or by posting on a website or publication or in any other reasonable manner as may be determined by the Trustees if not otherwise prohibited by applicable law, and such communications may be sent, delivered or otherwise made available to Shareholders in accordance with householding or other similar rules under which a single copy of such notice or report may be sent to Shareholders who reside at the same address. No communication need be given to any Shareholder who shall have failed to inform the Trust of the Shareholder’s current address and the Trustees may from time to time adopt, or may authorize the officers or agents of the Trust to adopt, procedures or policies with respect to communications to Shareholders that are returned to the Trust or its agents as undeliverable and similar matters. Any Shareholder may waive receipt of any notice or other communication. Communications shall be deemed to have been given at the time when delivered personally or deposited in the mail or with another carrier or sent by any means of written or electronic communication or, where notice is given by posting on a website or by publication, on the date of posting or publication. An affidavit of the mailing or other means of giving any notice of any meeting of Shareholders shall be filed and maintained with the records of the Trust.

Section 14. Adjournments. Any meeting of Shareholders may, by action of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such meeting, if a quorum is not present with respect to such matter; any meeting of Shareholders may, by action of the person presiding thereat, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters.

Section 15. Postponement or Cancellation of Meetings. Any meeting of Shareholders called pursuant to Article III may be postponed or cancelled prior to the meeting provided that, if notice of such meeting had previously been given to Shareholders, notice of such postponement or cancellation is given to the extent time permits to the Shareholders entitled to vote at the meeting.

Section 16. Conduct of Meetings. Meetings of the Shareholders shall be presided over by the Chair, or, if the Chair is not present at the meeting, by the President or another Trustee or officer designated by the Chair, or is there is no such designee present at the meeting, then by the most senior officer of the Trust present at the meeting and such person shall be deemed for all purposes the chair of the meeting. The chair of the meeting shall determine the order of business of the meeting and may prescribe such rules, regulations and procedures and take such actions as, in the discretion of such chair, are appropriate for the proper conduct of the meeting. For any matter to be properly before any meeting of Shareholders, the matter must be either specified in the notice of meeting given by or at the direction of a majority of the Trustees then in office or otherwise brought before the meeting by or at the direction of the chair of the meeting. With the exception of Shareholder proposals submitted in accordance with the requirements of this Article III and Rule 14a-8 under the Exchange Act (or any successor provision thereto), only matters proposed by the Trustees may be included in the Trust’s proxy materials. At all meetings of Shareholders, unless voting is conducted by Inspectors of Election, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chair of the meeting.

Section 17. Inspectors of Election. In advance of any meeting of Shareholders, the Trustees, or at any such meeting, the Trustees or the chair of the meeting, may appoint Inspectors of Election to act at the meeting or any adjournment thereof. If any person appointed as an Inspector of Election fails to appear or fails or refuses to act, the chair of the meeting may appoint a person to fill the vacancy. Unless otherwise instructed by the Trustees, or by the chair of the meeting, the Inspectors of Election shall determine the number of Shares outstanding, the Shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes and consents, determine the results, and do such other acts as may be proper to conduct the election or vote.

ARTICLE IV

TRUSTEES

Section 1. Meetings of the Trustees. The Trustees may in their discretion provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the President, the Chair or by any one of the Trustees, at the time being in office. Notice of the time and place of each meeting other than regular or stated meetings shall be given by the Secretary or an Assistant Secretary or by the officer or Trustee calling the meeting and shall be mailed to each Trustee at least two (2) days before the meeting, or shall be given by telephone, cable, wireless, facsimile or other electronic mechanism to each Trustee at the Trustee’s business address, or personally delivered to the Trustee at least one day before the meeting. Such notice may, however, be waived by any Trustee. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by the Trustee before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her. A notice or waiver of notice need not specify the purpose of any meeting. The Trustees may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall be deemed to have been held at a place designated by the Trustees at the meeting. Participation in a telephone conference meeting shall constitute presence in person at such meeting. Any action required or permitted to be taken at any meeting of the Trustees may be taken by the Trustees without a meeting if a majority of the Trustees consent to the action in writing and the written consents are filed with the records of the Trustees’ meetings. Such consents shall be treated as a vote for all purposes.

Section 2. Quorum and Manner of Acting. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and (except as otherwise required by law, the Declaration of Trust or these By-laws) the act of a majority of the Trustees present at any such meeting, at which a quorum is present, shall be the act of the Trustees. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given.

ARTICLE V

COMMITTEES

Section 1. Executive and Other Committees. The Trustees by vote of a majority of all the Trustees may elect from their own number an Executive Committee to consist of not less than three (3) members to hold office at the pleasure of the Trustees, which shall have the power to conduct the current and ordinary business of the Trust while the Trustees are not in session, including the purchase and sale of securities and the designation of securities to be delivered upon redemption of Shares of the Trust or a Series thereof, and such other powers of the Trustees as the Trustees may delegate to them, from time to time, except those powers which by law, the Declaration of Trust or these By-laws they are prohibited from delegating. The Trustees may also elect from their own number other Committees from time to time; the number composing such Committees, the powers conferred upon the same (subject to the same limitations as with respect to the Executive Committee) and the term of membership on such Committees to be determined by the Trustees. The Trustees may designate a chair of any such Committee. In the absence of such designation the Committee may elect its own Chair.

Section 2. Meetings Quorum and Manner of Acting. The Trustees may (1) provide for stated meetings of any Committee, (2) specify the manner of calling and notice required for special meetings of any Committee, (3) specify the number of members of a Committee required to constitute a quorum and the number of members of a Committee required to exercise specified powers delegated to such Committee, (4) authorize the making of decisions to exercise specified powers by written assent of the requisite number of members of a Committee without a meeting, and (5) authorize the members of a Committee to meet by means of a telephone conference circuit.

The Executive Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in a book designated for that purpose and kept in the office of the Trust.

ARTICLE VI

OFFICERS

Section 1. General Provisions. The officers of the Trust shall be a President, a Treasurer and a Secretary, who shall be elected by the Trustees. The Trustees may elect or appoint such other officers or agents as the business of the Trust may require, including one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and a Chief Compliance Officer. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agents.

Section 2. Term of Office and Qualifications. Except as otherwise provided by law, the Declaration of Trust or these Bylaws, the President, the Treasurer, the Secretary and any other officer shall each hold office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified. The Secretary and the Treasurer may be the same person. A Vice President and the Treasurer or a Vice President and the Secretary may be the

same person, but the offices of Vice President, Secretary and Treasurer shall not be held by the same person. The President may also serve as Chair but may hold no other office. Except as above provided, any two offices may be held by the same person. Any officer may be but none need be a Trustee or Shareholder.

Section 3. Removal. The Trustees, at any regular or special meeting of the Trustees, may remove any officer with or without cause, by a vote of a majority of the Trustees then in office. Any officer or agent appointed by an officer or committee may be removed with or without cause by such appointing officer or committee.

Section 4. Powers and Duties of the Chair. The Trustees may, but need not, appoint from among their number a Chair. When present the Chair shall preside at the meetings of the Shareholders and of the Trustees. The Chair may call meetings of the Trustees and of any committee thereof whenever the Chair deems it necessary.

Section 5. Powers and Duties of the President. The President may call meetings of the Trustees and of any Committee thereof when the President deems it necessary and, in the absence of the Chair, shall preside at meetings of the Shareholders. Subject to the control of the Trustees and to the control of any Committees of the Trustees, within their respective spheres, as provided by the Trustees, the President shall at all times exercise a general supervision and direction over the affairs of the Trust. The President shall have the power to employ attorneys and counsel for the Trust or any Series or Class thereof and to employ such subordinate officers, agents, clerks and employees as the President may find necessary to transact the business of the Trust or any Series or Class thereof. The President shall also have the power to grant, issue, execute or sign such powers of attorney, proxies or other documents as may be deemed advisable or necessary in furtherance of the interests of the Trust or any Series thereof. The President shall have such other powers and duties, as from time to time may be conferred upon or assigned to the President by the Trustees.

Section 6. Powers and Duties of Vice Presidents. In the absence or disability of the President, the Vice President or, if there be more than one Vice President, any Vice President designated by the Trustees, shall perform all the duties and may exercise any of the powers of the President, subject to the control of the Trustees. Each Vice President shall perform such other duties as may be assigned to the Vice President from time to time by the Trustees and the President.

Section 7. Powers and Duties of the Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust. The Treasurer shall deliver all funds of the Trust or any Series or Class thereof which may come into the Treasurer’s hands to such Custodian as the Trustees may employ. The Treasurer shall render a statement of condition of the finances of the Trust or any Series or Class thereof to the Trustees as often as they shall require the same and the Treasurer shall in general perform all the duties incident to the office of a Treasurer and such other duties as from time to time may be assigned to the Treasurer by the Trustees. The Treasurer shall give a bond for the faithful discharge of his or her duties, if required so to do by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

Section 8. Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Trustees and of the Shareholders in proper books provided for that purpose; the Secretary shall have custody of the seal of the Trust; the Secretary shall have charge of the Share transfer books, lists and records unless the same are in the charge of a transfer agent. The Secretary shall attend to the giving and serving of all notices by the Trust in accordance with the provisions of these By-laws and as required by law; and subject to these By-laws, the Secretary shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Trustees.

Section 9. Powers and Duties of Assistant Officers. In the absence or disability of the Treasurer, any officer designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Treasurer. Each officer shall perform such other duties as from time to time may be assigned to the officer by the Trustees. Each officer performing the duties and exercising the powers of the Treasurer, if any, and any Assistant Treasurer, shall give a bond for the faithful discharge of his or her duties, if required so to do by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

Section 10. Powers and Duties of Assistant Secretaries. In the absence or disability of the Secretary, any Assistant Secretary designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be assigned to the Assistant Secretary by the Trustees.

Section 11. Chief Compliance Officer. There shall be an officer of the Trust designated by the Trustees as the Chief Compliance Officer. The Chief Compliance Officer shall be responsible for overseeing the compliance program maintained by the Trust for complying with the federal securities laws and shall perform such other duties as may be assigned to the Chief Compliance Officer from time to time by the Trustees or the President.

Section 12. Compensation of Officers and Trustees and Members of the Advisory Board. Subject to any applicable provisions of the Declaration of Trust, the compensation of the officers and Trustees and members of an advisory board shall be fixed from time to time by the Trustees or, in the case of officers, by any Committee or officer upon whom such power may be conferred by the Trustees. No officer shall be prevented from receiving such compensation as such officer by reason of the fact that such officer is also a Trustee.

ARTICLE VII

FISCAL YEAR

The fiscal year of the Trust shall begin on the first day of December in each year and shall end on the last day of November in each year, provided, however, that the Trustees may from time to time change the fiscal year. The taxable year of each Series of the Trust shall be as determined by the Trustees from time to time.

ARTICLE VIII

SEAL

The Trustees may adopt a seal which shall be in such form and shall have such inscription thereon as the Trustees may from time to time prescribe.

ARTICLE IX

SUFFICIENCY AND WAIVERS OF NOTICE

Whenever any notice whatever is required to be given by law, the Declaration of Trust or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice shall be deemed to have been sent by mail, telegraph, cable, wireless, facsimile or other electronic means for the purposes of these By-laws when it has been delivered to a representative of any company holding itself out as capable of sending notice by such means with instructions that it be so sent.

ARTICLE X

AMENDMENT

These By-Laws may be amended, supplemented, amended and restated, or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

END OF BY-LAWS

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